================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 27, 2000


                                STYLECLICK, INC.

        (Exact Name of Registration business as Specified in Its Charter)


     Delaware                        333-33194                 13-4106745
(State or other Jurisdiction of                             (I.R.S. Employer
     incorporation)            (Commission File Number)   Identification Number)


                   3861 Sepulveda Blvd., Culver City, CA 90230
          (Address, including zip code, of Principal Executive Offices)


                                 (310) 751-2100
               (Registrant's telephone number including area code)


================================================================================

Item 2.  Acquisition or Disposition of Assets.

         On August 1, 2000, Styleclick, Inc. ("New Styleclick" or the "Company") announced completion of the merger of each of Styleclick.com Inc., a California corporation ("Old Styleclick"), and Internet Shopping Network LLC, a Delaware limited liability company ("ISN"), with separate, wholly- owned subsidiaries of New Styleclick, following approval of the merger transaction by the shareholders of Old Styleclick on July 26, 2000. The terms of the merger were described in New Styleclick's Registration Statement on Form S-4, as filed on June 23, 2000. Copies of the press releases announcing approval of the merger by Old Styleclick's shareholders and announcing effectiveness of the merger are attached hereto.

Item 7(a).  Financial Statements of Businesses Acquired.

         As permitted by Item 7(a)(4) of Form 8-K, the required financial statements will be filed as an amendment to this Form 8-K as soon as practicable but not later than 60 days after the date of this filing.

Item 7(c).  Exhibits.

         99.1 Press release issued by Styleclick, Inc. on July 27, 2000.
         99.2 Press release issued by Styleclick, Inc. on August 1, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: August 11, 2000

                                   Styleclick, Inc.



                                   By:  /s/ Maurizio Vecchione
                                        ------------------------------
                                        Name:  Maurizio Vecchione
                                        Title: Chief Executive Officer

                                  EXHIBIT INDEX

99.1              Press release issued by Styleclick, Inc. on July 27, 2000.

99.2              Press release issued by Styleclick, Inc. on August 1, 2000.